                       PIEDMONT NATURAL GAS COMPANY. INC.

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or executive officer of PIEDMONT NATURAL GAS COMPANY, INC., a corporation organized under the laws of the State of North Carolina, does hereby make, constitute and appoint David J. Dzuricky, their true and lawful attorney-in-fact, with full power of substitution, to (i) execute, deliver and file, on their behalf and in their name and in their capacity as set forth below, a Registration Statement on Form S-8 with the Securities and Exchange Commission under the Securities Act of 1933, as amended, together with any and all exhibits thereto and any and all other documents in support thereof or supplemental thereto, with respect to the registration of 541,651 shares of Common Stock of the Company for the Executive Long-Term Incentive Plan, and (ii) execute any and all applications, registration statements, notices and other documents necessary or advisable to comply with applicable state securities and blue sky laws and regulations, and to file the same together with all other exhibits and documents in connection therewith, with the appropriate state securities and blue sky authorities; and does hereby grant to said attorney-in-fact power and authority to do and perform each and every act and thing whatsoever as said attorney-in-fact may deem necessary or advisable to carry out fully the intent of this instrument, to the same extent and with the same effect as the undersigned might or could do personally, or in their capacity as set forth below; and the undersigned does hereby ratify and confirm all acts and things which said attorney-in-fact may do or cause to be done by virtue of this instrument.

         IN WITNESS WHEREOF, the undersigned has hereunto set their hand this 28th day of February.

                                                         /s/ JERRY W. AMOS
                                                  ------------------------------
                                                              Director
STATE OF NORTH CAROLINA

COUNTY OF MECKLENBURG

         This is to certify that before me personally came JERRY W. AMOS known to me to be the individual described in and who executed the foregoing Power of Attorney, and the undersigned Notary Public duly acknowledged that this person executed this document, this 28th day of February, 1997.


                                                      /s/ DEBORAH L. BRUCKI
                                                  ------------------------------
                                                          Notary Public

My commission expires: December 18, 2000

                       PIEDMONT NATURAL GAS COMPANY. INC.

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or executive officer of PIEDMONT NATURAL GAS COMPANY, INC., a corporation organized under the laws of the State of North Carolina, does hereby make, constitute and appoint David J. Dzuricky, their true and lawful attorney-in-fact, with full power of substitution, to (i) execute, deliver and file, on their behalf and in their name and in their capacity as set forth below, a Registration Statement on Form S-8 with the Securities and Exchange Commission under the Securities Act of 1933, as amended, together with any and all exhibits thereto and any and all other documents in support thereof or supplemental thereto, with respect to the registration of 541,651 shares of Common Stock of the Company for the Executive Long-Term Incentive Plan, and (ii) execute any and all applications, registration statements, notices and other documents necessary or advisable to comply with applicable state securities and blue sky laws and regulations, and to file the same together with all other exhibits and documents in connection therewith, with the appropriate state securities and blue sky authorities; and does hereby grant to said attorney-in-fact power and authority to do and perform each and every act and thing whatsoever as said attorney-in-fact may deem necessary or advisable to carry out fully the intent of this instrument, to the same extent and with the same effect as the undersigned might or could do personally, or in their capacity as set forth below; and the undersigned does hereby ratify and confirm all acts and things which said attorney-in-fact may do or cause to be done by virtue of this instrument.

         IN WITNESS WHEREOF, the undersigned has hereunto set their hand this 28th day of February,1997.

                                                       /s/ C. M. BUTLER III
                                                  ------------------------------
                                                            Director
STATE OF NORTH CAROLINA

COUNTY OF MECKLENBURG

         This is to certify that before me personally came C. M. BUTLER III known to me to be the individual described in and who executed the foregoing Power of Attorney, and the undersigned Notary Public duly acknowledged that this person executed this document, this 28th day of February, 1997.


                                                      /s/ DEBORAH L. BRUCKI
                                                  ------------------------------
                                                           Notary Public

My commission expires: December 18, 2000

                       PIEDMONT NATURAL GAS COMPANY. INC.

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or executive officer of PIEDMONT NATURAL GAS COMPANY, INC., a corporation organized under the laws of the State of North Carolina, does hereby make, constitute and appoint David J. Dzuricky, their true and lawful attorney-in-fact, with full power of substitution, to (i) execute, deliver and file, on their behalf and in their name and in their capacity as set forth below, a Registration Statement on Form S-8 with the Securities and Exchange Commission under the Securities Act of 1933, as amended, together with any and all exhibits thereto and any and all other documents in support thereof or supplemental thereto, with respect to the registration of 541,651 shares of Common Stock of the Company for the Executive Long-Term Incentive Plan, and (ii) execute any and all applications, registration statements, notices and other documents necessary or advisable to comply with applicable state securities and blue sky laws and regulations, and to file the same together with all other exhibits and documents in connection therewith, with the appropriate state securities and blue sky authorities; and does hereby grant to said attorney-in-fact power and authority to do and perform each and every act and thing whatsoever as said attorney-in-fact may deem necessary or advisable to carry out fully the intent of this instrument, to the same extent and with the same effect as the undersigned might or could do personally, or in their capacity as set forth below; and the undersigned does hereby ratify and confirm all acts and things which said attorney-in-fact may do or cause to be done by virtue of this instrument.

         IN WITNESS WHEREOF, the undersigned has hereunto set their hand this 28th day of February,1997.

                                                      /s/  SAM J. DIGIOVANNI
                                                  ------------------------------
                                                             Director
STATE OF NORTH CAROLINA

COUNTY OF MECKLENBURG

         This is to certify that before me personally came SAM J. DIGIOVANNI known to me to be the individual described in and who executed the foregoing Power of Attorney, and the undersigned Notary Public duly acknowledged that this person executed this document, this 28th day of February, 1997.


                                                      /s/ DEBORAH L. BRUCKI
                                                  ------------------------------
                                                          Notary Public

My commission expires: December 18, 2000

                       PIEDMONT NATURAL GAS COMPANY. INC.

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or executive officer of PIEDMONT NATURAL GAS COMPANY, INC., a corporation organized under the laws of the State of North Carolina, does hereby make, constitute and appoint David J. Dzuricky, their true and lawful attorney-in-fact, with full power of substitution, to (i) execute, deliver and file, on their behalf and in their name and in their capacity as set forth below, a Registration Statement on Form S-8 with the Securities and Exchange Commission under the Securities Act of 1933, as amended, together with any and all exhibits thereto and any and all other documents in support thereof or supplemental thereto, with respect to the registration of 541,651 shares of Common Stock of the Company for the Executive Long-Term Incentive Plan, and (ii) execute any and all applications, registration statements, notices and other documents necessary or advisable to comply with applicable state securities and blue sky laws and regulations, and to file the same together with all other exhibits and documents in connection therewith, with the appropriate state securities and blue sky authorities; and does hereby grant to said attorney-in-fact power and authority to do and perform each and every act and thing whatsoever as said attorney-in-fact may deem necessary or advisable to carry out fully the intent of this instrument, to the same extent and with the same effect as the undersigned might or could do personally, or in their capacity as set forth below; and the undersigned does hereby ratify and confirm all acts and things which said attorney-in-fact may do or cause to be done by virtue of this instrument.

         IN WITNESS WHEREOF, the undersigned has hereunto set their hand this 28th day of February.

                                                        /s/ JOHN W. HARRIS
                                                  ------------------------------
                                                             Director
STATE OF NORTH CAROLINA

COUNTY OF MECKLENBURG

         This is to certify that before me personally came JOHN W. HARRIS known to me to be the individual described in and who executed the foregoing Power of Attorney, and the undersigned Notary Public duly acknowledged that this person executed this document, this 28th day of February, 1997.


                                                      /s/ DEBORAH L. BRUCKI
                                                  ------------------------------
                                                           Notary Public

My commission expires: December 18, 2000

                       PIEDMONT NATURAL GAS COMPANY. INC.

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or executive officer of PIEDMONT NATURAL GAS COMPANY, INC., a corporation organized under the laws of the State of North Carolina, does hereby make, constitute and appoint David J. Dzuricky, their true and lawful attorney-in-fact, with full power of substitution, to (i) execute, deliver and file, on their behalf and in their name and in their capacity as set forth below, a Registration Statement on Form S-8 with the Securities and Exchange Commission under the Securities Act of 1933, as amended, together with any and all exhibits thereto and any and all other documents in support thereof or supplemental thereto, with respect to the registration of 541,651 shares of Common Stock of the Company for the Executive Long-Term Incentive Plan, and (ii) execute any and all applications, registration statements, notices and other documents necessary or advisable to comply with applicable state securities and blue sky laws and regulations, and to file the same together with all other exhibits and documents in connection therewith, with the appropriate state securities and blue sky authorities; and does hereby grant to said attorney-in-fact power and authority to do and perform each and every act and thing whatsoever as said attorney-in-fact may deem necessary or advisable to carry out fully the intent of this instrument, to the same extent and with the same effect as the undersigned might or could do personally, or in their capacity as set forth below; and the undersigned does hereby ratify and confirm all acts and things which said attorney-in-fact may do or cause to be done by virtue of this instrument.

         IN WITNESS WHEREOF, the undersigned has hereunto set their hand this 28th day of February.

                                                       /s/ MURIEL W. HELMS
                                                  ------------------------------
                                                             Director
STATE OF NORTH CAROLINA

COUNTY OF MECKLENBURG

         This is to certify that before me personally came MURIEL W. HELMS known to me to be the individual described in and who executed the foregoing Power of Attorney, and the undersigned Notary Public duly acknowledged that this person executed this document, this 28th day of February, 1997.


                                                       /s/ DEBORAH L. BRUCKI
                                                  ------------------------------
                                                          Notary Public

My commission expires: December 18, 2000

                       PIEDMONT NATURAL GAS COMPANY. INC.

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or executive officer of PIEDMONT NATURAL GAS COMPANY, INC., a corporation organized under the laws of the State of North Carolina, does hereby make, constitute and appoint David J. Dzuricky, their true and lawful attorney-in-fact, with full power of substitution, to (i) execute, deliver and file, on their behalf and in their name and in their capacity as set forth below, a Registration Statement on Form S-8 with the Securities and Exchange Commission under the Securities Act of 1933, as amended, together with any and all exhibits thereto and any and all other documents in support thereof or supplemental thereto, with respect to the registration of 541,651 shares of Common Stock of the Company for the Executive Long-Term Incentive Plan, and (ii) execute any and all applications, registration statements, notices and other documents necessary or advisable to comply with applicable state securities and blue sky laws and regulations, and to file the same together with all other exhibits and documents in connection therewith, with the appropriate state securities and blue sky authorities; and does hereby grant to said attorney-in-fact power and authority to do and perform each and every act and thing whatsoever as said attorney-in-fact may deem necessary or advisable to carry out fully the intent of this instrument, to the same extent and with the same effect as the undersigned might or could do personally, or in their capacity as set forth below; and the undersigned does hereby ratify and confirm all acts and things which said attorney-in-fact may do or cause to be done by virtue of this instrument.

         IN WITNESS WHEREOF, the undersigned has hereunto set their hand this 28th day of February,1997.

                                                      /s/  NED R. MCWHERTER
                                                  ------------------------------
                                                            Director
STATE OF NORTH CAROLINA

COUNTY OF MECKLENBURG

         This is to certify that before me personally came NED R. MCWHERTER known to me to be the individual described in and who executed the foregoing Power of Attorney, and the undersigned Notary Public duly acknowledged that this person executed this document, this 28th day of February, 1997.


                                                       /s/ DEBORAH L. BRUCKI
                                                  ------------------------------
                                                           Notary Public

My commission expires: December 18, 2000

                       PIEDMONT NATURAL GAS COMPANY. INC.

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or executive officer of PIEDMONT NATURAL GAS COMPANY, INC., a corporation organized under the laws of the State of North Carolina, does hereby make, constitute and appoint David J. Dzuricky, their true and lawful attorney-in-fact, with full power of substitution, to (i) execute, deliver and file, on their behalf and in their name and in their capacity as set forth below, a Registration Statement on Form S-8 with the Securities and Exchange Commission under the Securities Act of 1933, as amended, together with any and all exhibits thereto and any and all other documents in support thereof or supplemental thereto, with respect to the registration of 541,651 shares of Common Stock of the Company for the Executive Long-Term Incentive Plan, and (ii) execute any and all applications, registration statements, notices and other documents necessary or advisable to comply with applicable state securities and blue sky laws and regulations, and to file the same together with all other exhibits and documents in connection therewith, with the appropriate state securities and blue sky authorities; and does hereby grant to said attorney-in-fact power and authority to do and perform each and every act and thing whatsoever as said attorney-in-fact may deem necessary or advisable to carry out fully the intent of this instrument, to the same extent and with the same effect as the undersigned might or could do personally, or in their capacity as set forth below; and the undersigned does hereby ratify and confirm all acts and things which said attorney-in-fact may do or cause to be done by virtue of this instrument.

         IN WITNESS WHEREOF, the undersigned has hereunto set their hand this 28th day of February.

                                                      /s/  JOHN F. MCNAIR III
                                                  ------------------------------
                                                            Director
STATE OF NORTH CAROLINA

COUNTY OF MECKLENBURG

         This is to certify that before me personally came JOHN F. MCNAIR III known to me to be the individual described in and who executed the foregoing Power of Attorney, and the undersigned Notary Public duly acknowledged that this person executed this document, this 28th day of February, 1997.


                                                       /s/ DEBORAH L. BRUCKI
                                                  ------------------------------
                                                            Notary Public

My commission expires: December 18, 2000

                       PIEDMONT NATURAL GAS COMPANY. INC.

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or executive officer of PIEDMONT NATURAL GAS COMPANY, INC., a corporation organized under the laws of the State of North Carolina, does hereby make, constitute and appoint David J. Dzuricky, their true and lawful attorney-in-fact, with full power of substitution, to (i) execute, deliver and file, on their behalf and in their name and in their capacity as set forth below, a Registration Statement on Form S-8 with the Securities and Exchange Commission under the Securities Act of 1933, as amended, together with any and all exhibits thereto and any and all other documents in support thereof or supplemental thereto, with respect to the registration of 541,651 shares of Common Stock of the Company for the Executive Long-Term Incentive Plan, and (ii) execute any and all applications, registration statements, notices and other documents necessary or advisable to comply with applicable state securities and blue sky laws and regulations, and to file the same together with all other exhibits and documents in connection therewith, with the appropriate state securities and blue sky authorities; and does hereby grant to said attorney-in-fact power and authority to do and perform each and every act and thing whatsoever as said attorney-in-fact may deem necessary or advisable to carry out fully the intent of this instrument, to the same extent and with the same effect as the undersigned might or could do personally, or in their capacity as set forth below; and the undersigned does hereby ratify and confirm all acts and things which said attorney-in-fact may do or cause to be done by virtue of this instrument.

         IN WITNESS WHEREOF, the undersigned has hereunto set their hand this 28th day of February.

                                                  /s/  WALTER S. MONTGOMERY, JR.
                                                  ------------------------------
                                                             Director
STATE OF NORTH CAROLINA

COUNTY OF MECKLENBURG

         This is to certify that before me personally came WALTER S. MONTGOMERY, JR. known to me to be the individual described in and who executed the foregoing Power of Attorney, and the undersigned Notary Public duly acknowledged that this person executed this document, this 28th day of February, 1997.


                                                      /s/ DEBORAH L. BRUCKI
                                                  ------------------------------
                                                           Notary Public

My commission expires: December 18, 2000

                       PIEDMONT NATURAL GAS COMPANY. INC.

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or executive officer of PIEDMONT NATURAL GAS COMPANY, INC., a corporation organized under the laws of the State of North Carolina, does hereby make, constitute and appoint David J. Dzuricky, their true and lawful attorney-in-fact, with full power of substitution, to (i) execute, deliver and file, on their behalf and in their name and in their capacity as set forth below, a Registration Statement on Form S-8 with the Securities and Exchange Commission under the Securities Act of 1933, as amended, together with any and all exhibits thereto and any and all other documents in support thereof or supplemental thereto, with respect to the registration of 541,651 shares of Common Stock of the Company for the Executive Long-Term Incentive Plan, and (ii) execute any and all applications, registration statements, notices and other documents necessary or advisable to comply with applicable state securities and blue sky laws and regulations, and to file the same together with all other exhibits and documents in connection therewith, with the appropriate state securities and blue sky authorities; and does hereby grant to said attorney-in-fact power and authority to do and perform each and every act and thing whatsoever as said attorney-in-fact may deem necessary or advisable to carry out fully the intent of this instrument, to the same extent and with the same effect as the undersigned might or could do personally, or in their capacity as set forth below; and the undersigned does hereby ratify and confirm all acts and things which said attorney-in-fact may do or cause to be done by virtue of this instrument.

         IN WITNESS WHEREOF, the undersigned has hereunto set their hand this 28th day of February.

                                                    /s/  DONALD S. RUSSELL, JR.
                                                  ------------------------------
                                                             Director
STATE OF NORTH CAROLINA

COUNTY OF MECKLENBURG

         This is to certify that before me personally came DONALD S. RUSSELL, JR. known to me to be the individual described in and who executed the foregoing Power of Attorney, and the undersigned Notary Public duly acknowledged that this person executed this document, this 28th day of February, 1997.


                                                      /s/ DEBORAH L. BRUCKI
                                                  ------------------------------
                                                          Notary Public

My commission expires: December 18, 2000

                       PIEDMONT NATURAL GAS COMPANY. INC.

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or executive officer of PIEDMONT NATURAL GAS COMPANY, INC., a corporation organized under the laws of the State of North Carolina, does hereby make, constitute and appoint David J. Dzuricky, their true and lawful attorney-in-fact, with full power of substitution, to (i) execute, deliver and file, on their behalf and in their name and in their capacity as set forth below, a Registration Statement on Form S-8 with the Securities and Exchange Commission under the Securities Act of 1933, as amended, together with any and all exhibits thereto and any and all other documents in support thereof or supplemental thereto, with respect to the registration of 541,651 shares of Common Stock of the Company for the Executive Long-Term Incentive Plan, and (ii) execute any and all applications, registration statements, notices and other documents necessary or advisable to comply with applicable state securities and blue sky laws and regulations, and to file the same together with all other exhibits and documents in connection therewith, with the appropriate state securities and blue sky authorities; and does hereby grant to said attorney-in-fact power and authority to do and perform each and every act and thing whatsoever as said attorney-in-fact may deem necessary or advisable to carry out fully the intent of this instrument, to the same extent and with the same effect as the undersigned might or could do personally, or in their capacity as set forth below; and the undersigned does hereby ratify and confirm all acts and things which said attorney-in-fact may do or cause to be done by virtue of this instrument.

         IN WITNESS WHEREOF, the undersigned has hereunto set their hand this 28th day of February.

                                                     /s/  JOHN E. SIMKINS, JR.
                                                  ------------------------------
                                                             Director
STATE OF NORTH CAROLINA

COUNTY OF MECKLENBURG

         This is to certify that before me personally came JOHN E. SIMKINS, JR. known to me to be the individual described in and who executed the foregoing Power of Attorney, and the undersigned Notary Public duly acknowledged that this person executed this document, this 28th day of February, 1997.


                                                      /s/ DEBORAH L. BRUCKI
                                                  ------------------------------
                                                          Notary Public

My commission expires: December 18, 2000